Exhibit 99.1

Vestis Confirms Receipt of Preliminary Inquiry

ATLANTA, GA, September 9, 2024 - Vestis Corporation (NYSE: VSTS), today confirmed that it received a preliminary inquiry from Elis S.A. regarding a potential transaction involving the company. The Board of Directors takes seriously and evaluates any inquiries regarding the company and all alternatives available to the company. There can be no assurance that any transaction or other alternative will result from this inquiry. The company does not undertake to make any further announcements with respect to this or any other inquiries or any strategic alternatives.

About Vestis™

Vestis is a leader in the B2B uniform and workplace supplies category. Vestis provides uniform services and workplace supplies to a broad range of North American customers from Fortune 500 companies to locally owned small businesses across a broad set of end sectors. The company’s comprehensive service offering primarily includes a full-service uniform rental program, floor mats, towels, linens, managed restroom services, first aid supplies, and cleanroom and other specialty garment processing.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the securities laws, including all statements that reflect our expectations, assumptions or projections about the future and statements regarding inquiries about the company. In some cases, forward-looking statements can be identified by words such as “outlook,” “anticipate,” “continue,” “estimate,” “expect,” “will be,” “believe,” “well positioned,” “mobilized,” “on track,” “opportunities,” and other words and terms of similar meaning or the negative versions of such words. These forward-looking statements are subject to risks and uncertainties that may change at any time, and actual results or outcomes may differ materially from those that we expected. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict including, but not limited to: the uncertainty associated with being able to identify, evaluate and complete any strategic alternative, including any acquisition transaction; the impact of the announcement of the company’s review of any strategic alternative, as well as any strategic alternative that may be pursued, on the company’s business, including its financial and operating results and its employees and customers; unfavorable economic conditions; increases in fuel and energy costs; new interpretations of or changes in the enforcement of the government regulatory framework; the expected benefits of the separation from Aramark and the risk that conditions to the separation will not be satisfied; the risk of increased costs from lost synergies; retention of existing management team members as a result of the separation from Aramark; reaction of customers, employees and other parties to the separation from Aramark, and the impact of the separation on our business; our leverage and ability to meet debt obligations; any failure by Aramark to perform its obligations under the various separation agreements entered into in connection with the separation and distribution; a determination by the IRS that the distribution or certain related transactions are taxable; and the timing and occurrence (or non-occurrence) of other transactions, events and circumstances which may be beyond our control. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see Vestis’ filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investors
Michael Aurelio, CFA
470-653-5015
michael.aurelio@vestis.com

Media
Danielle Holcomb
470-716-0917
danielle.holcomb@vestis.com

Edelman Smithfield
vestis@edelmansmithfield.com